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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CHRISTOPHER & BANKS CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHRISTOPHER & BANKS CORPORATION
2400 Xenium Lane North
Plymouth, Minnesota 55441

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 28, 2004

        The Annual Meeting of Shareholders of Christopher & Banks Corporation (the "Company") will be held on Wednesday, July 28, 2004 at 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota. The meeting will convene at 3:00 p.m., Central Time, for the following purposes:

  1.
  To elect two Class 1 directors to serve a three-year term;

  2.
  To ratify and approve the appointment of independent auditors for the Company for the current fiscal year; and

  3.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on May 21, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournments or postponements thereof.

                      For the Board of Directors,

                      William J. Prange
                       Chairman

June 9, 2004

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please sign, date and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. A postage-paid envelope is enclosed for this purpose. The proxy is solicited by management and may be revoked or withdrawn by you at any time before it is exercised.

CHRISTOPHER & BANKS CORPORATION
2400 Xenium Lane North
Plymouth, Minnesota 55441

PROXY STATEMENT
Annual Meeting of Shareholders—July 28, 2004

INFORMATION CONCERNING SOLICITATION
AND VOTING

        This Proxy Statement is furnished by the Board of Directors of Christopher & Banks Corporation (the "Company") in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on Wednesday, July 28, 2004, at 3:00 p.m. Central Time, at 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota, and at all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the Notice of Meeting and Proxy are being mailed to shareholders on or about June 9, 2004.

        The close of business on May 21, 2004 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. At that date, the Company's outstanding voting securities consisted of 37,091,196 shares of common stock, par value $.01 per share (the "Common Stock"). On all matters which will come before the Meeting, each shareholder or his proxy will be entitled to one vote for each share of Common Stock of which such shareholder was the holder of record on the record date. The aggregate number of votes cast by all shareholders present in person or by proxy at the Meeting will be used to determine whether a motion is carried. Thus, an abstention from voting on a matter by a shareholder, while included for purposes of calculating a quorum for the Meeting, has no effect on the item on which the shareholder abstained from voting. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. This would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which include the election of directors, but not on non-routine matters.

        Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by (i) delivering to the principal office of the Company a written notice of revocation, (ii) filing with the Company a duly executed Proxy bearing a later date or (iii) attending the Meeting and voting in person.

        The costs of this solicitation will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's Common Stock. The Company will reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 21, 2004: (i) by each of the executive officers included in the Summary Compensation Table set forth under the caption "Executive Compensation;" (ii) by each director; (iii) by all directors and executive officers of the Company as a group; and (iv) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock.

Name	Number of Shares Beneficially Owned		Percent of Shares Beneficially Owned
Officers and Directors(1)
William J. Prange	820,944	(2)	2.2%
Joseph E. Pennington	444,374	(2)	1.2%
Ralph C. Neal	355,790	(2)	1.0%
Andrew K. Moller	497,271	(2)	1.3%
Kathryn R. Gangstee	100,500	(2)	*
James J. Fuld, Jr.	175,833	(2)	*
Donald D. Beeler	55,970	(2)	*
Larry C. Barenbaum	58,970	(2)	*
Anne L. Jones	131,910	(2)	*
Robert Ezrilov	93,940	(2)	*
All directors and executive officers as group (10 persons)	2,735,502	(2)	7.1%
5% Shareholders
Liberty Wanger Asset Management, L.P.	4,977,850	(3)	13.4%
T. Rowe Price Associates, Inc.	4,108,737	(4)	11.1%
Wasatch Advisors, Inc.	2,533,100	(5)	6.8%
FMR Corp.	1,944,678	(6)	5.2%

*
Less than 1%

(1)
The business address for all individuals is 2400 Xenium Lane North, Plymouth, MN 55441

(2)
Includes the following number of shares purchasable by the indicated individuals and group within 60 days from the date hereof pursuant to the exercise of outstanding stock options: Mr. Prange, 369,375 shares; Mr. Pennington, 122,750 shares; Mr. Neal, 185,877 shares; Mr. Moller, 67,970 shares; Ms. Gangstee, 70,500 shares; Mr. Fuld, 55,970 shares; Mr. Beeler, 35,970 shares; Mr. Barenbaum, 43,470 shares; Ms. Jones, 131,910 shares; Mr. Ezrilov, 93,940 shares; and all directors and executive officers as a group, 1,177,732 shares.

(3)
According to the Schedule 13G filed on February 13, 2004 with the SEC, Liberty Wagner Asset Management, L.P. is an investment advisor which acquired the shares on behalf of its clients, including Liberty Acorn Trust. Liberty Wagner Asset Management, L.P. and its general partner, WAM Acquisition GP, Inc., share voting power and dispositive power over 4,997,850 shares. Liberty Acorn Trust shares voting power and dispositive power over 4,086,750 shares. The address of Liberty Wanger Asset Management, L.P. is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

(4)
According to the Schedule 13G filed on February 13, 2004 with the SEC, T. Rowe Price Associates, Inc. is an investment advisor to T. Rowe Price New Horizons Fund, Inc. T. Rowe Price Associates, Inc. has sole voting power over 937,550 shares and sole dispositive power over 4,108,737 shares. T. Rowe Price New Horizons Fund, Inc. has sole voting power over 2,000,000 shares. The address of T. Rowe Price Associates, Inc. and T. Rowe Price New Horizons Fund, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

(5)
According to the Schedule 13G filed on February 17, 2004 with the SEC, Wasatch Advisors, Inc. has sole voting and dispositive power over 2,533,100 shares. The address of Wasatch Advisors, Inc. is 150 Social Hall Avenue, Salt Lake City, Utah 84111.

(6)
According to the Schedule 13G filed on February 16, 2004 with the SEC, FMR Corp. has sole voting power over 479,750 shares and sole dispositive power over 1,944,678 shares. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

CORPORATE GOVERNANCE AND BOARD MATTERS

Governance Principles; Code of Ethics

        The Board of Directors is elected by the shareholders to oversee our business and affairs. Members of the Board monitor and evaluate our business performance through regular communication with our Chairman, our Chief Executive Officer and other members of management, and by attending Board and Board committee meetings. In addition, the Board advises management regarding a broad range of subjects including the Company's strategies and operating plans.

        The Board believes in the value of effective corporate governance and adherence to high ethical standards. As such, in May 2004, the Board adopted Corporate Governance Guidelines and the Christopher & Banks Code of Business Conduct and Ethics, both of which may be viewed on our web site at www.christopherandbanks.com—under "Our Business" select the "Investor Relations" link and then the "Corporate Governance" link.

Director Independence

        With the adoption of our Corporate Governance Guidelines, the Board established independence standards in accordance with the requirements of the New York Stock Exchange ("NYSE") corporate governance rules. To be considered independent under the NYSE rules, the Board must affirmatively determine that a director or director nominee does not have a material relationship with the Company (directly, or as a partner, shareholder or officer of an organization that has a relationship with the Company).

        Pursuant to the Corporate Governance Guidelines, the Board reviewed director independence. As a result of this review, the Board determined that five of the seven current directors (including the two directors being nominated for re-election at the annual meeting) are independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines. The independent directors are Mr. Barenbaum, Mr. Beeler, Mr. Ezrilov, Mr. Fuld and Ms. Jones. Mr. Prange and Mr. Pennington are considered inside directors because of their continued employment as senior executives of the Company.

Lead Director

        In January, 2004, the Board created a new position of lead director, whose primary responsibility is to preside over periodic executive sessions of the Board in which management directors and other members of management do not participate. Larry C. Barenbaum is serving in the position of lead director. During fiscal 2004, our Board met in executive sessions on two occasions.

Meeting Attendance

        Each of our directors is expected to make a reasonable effort to attend all meetings of the Board, applicable committee meetings and our annual meeting of shareholders. Six of our directors attended the 2003 annual meeting. During the fiscal year ended February 28, 2004 the Board of Directors held five meetings. Each director attended at least 75% of the aggregate total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board on which he or she served.

Committees of the Board of Directors

        The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of these committees has a written charter which may be viewed on our Web site at www.christopherandbanks.com—under "Our Business" select the "Investor Relations" link and then the "Corporate Governance" link. The charters include information regarding the committees' composition, purpose and responsibilities.

        The Board has determined that all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee qualify as independent directors as defined under the NYSE corporate governance rules.

        The following table summarizes the membership of the Board and each of its Committees as well as the number of times each met during the year ended February 28, 2004.

Director	Board	Audit	Compensation	Corporate Governance and Nominating
Mr. Prange	Chair	—	—	—
Mr. Pennington	Member	—	—	—
Mr. Fuld	Member	—	Chair	Chair
Mr. Beeler	Member	Chair	—	Member
Mr. Barenbaum	Member	Member	Member	Member
Ms. Jones	Member	—	Member	Member
Mr. Ezrilov	Member	Member	—	Member
Number of Meetings in Fiscal 2004
Regular	4	8	3	2
Special	1	0	0	0

  Audit Committee

        The Audit Committee oversees the accounting and financial reporting process, the internal control function and the audit of the financial statements of the Company. The Audit Committee is directly responsible for the selection of the independent accountants and reviews the scope and results of the annual audit and any accompanying reports of the independent accountants. The Audit Committee pre-approves all audit and non-audit services provided by the independent accountants. Mr. Ezrilov has been designated as Chairman effective July 28, 2004. All members are "financially literate" for purposes of the NYSE listing standards. Additionally, Mr. Ezrilov qualifies as a "financial expert" as defined in the recently issued SEC rules. Members serving on the Audit Committee do not currently serve on the audit committee of more than three other public companies.

  Compensation Committee

        The Compensation Committee evaluates the performance of the Chief Executive Officer, determines the compensation for executive officers of the Company and establishes the Company's compensation policies and practices. The Compensation Committee also approves stock option grants to employees of the Company, including officers who are not directors of the Company, pursuant to the Company's Stock Option Plan. Ms. Jones has been designated as Chairman effective July 28, 2004.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee identifies and presents qualified persons for election and re-election to the Board of Directors, establishes the Company's Corporate Governance Guidelines, and oversees an annual review of the Board's performance by its members. The Committee will consider qualified director nominees recommended by shareholders. The process for receiving and evaluating Board member nominations from shareholders is described below under the caption "Nominations".

Shareholder Communications with the Board

        The Board of Directors has implemented a process by which our shareholders may send written communications to the Board's attention. Any shareholder desiring to communicate with our Board, our lead director or one or more of our other non-management directors, may send a letter addressed to the Christopher & Banks Board of Directors, c/o Christopher & Banks Corporation, 2400 Xenium Lane N., Plymouth, Minnesota 55441. The Board of Directors has instructed the Company to promptly forward all communications so received to the full Board or the individual board members specifically addressed in the communication. Comments or questions regarding the Company's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating and Corporate Governance Committee.

Director Nominations

        The Nominating and Corporate Governance Committee is the standing committee responsible for identifying and recommending nominees for election to the Board of Directors. All director nominees approved by the Board are required to stand for election by our shareholders at the next annual meeting.

        The Nominating and Corporate Governance Committee does not currently utilize the services of any third party search firm to assist in the identification or evaluation of Board member candidates. However, the Committee may choose to engage a third party to provide such services in the future if it deems it necessary or appropriate at the time.

        The Nominating and Corporate Governance Committee determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. A candidate must exhibit strong personal integrity, character, ethics, and judgment. When evaluating prospective candidates, the Committee will consider, in accordance with its charter, such factors as:

  •
  The candidate's business skills and experience

  •
  The candidate's satisfaction of independence and qualification requirements of the NYSE

  •
  Principles of diversity

  •
  The mix of directors and their individual skills and experiences

  •
  Core competencies that should be represented on the Board

When current Board members are considered for nomination for re-election, the Nominating and Corporate Governance Committee shall assess the contributions of those directors, their performance and their attendance at Board and respective Committee meetings.

        The Nominating and Corporate Governance Committee will consider qualified candidates for possible nomination that are submitted by shareholders. Any shareholder wishing to propose a nominee should submit a recommendation in writing to the Company's Secretary, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director. Such proposals for nominees will be given due consideration by the Corporate Governance and Nominating Committee for recommendations to the Board based on the nominee's qualifications.

        No candidates for director nominations were submitted to the Nominating and Corporate Governance Committee by any shareholder in connection with the 2004 annual meeting. Any shareholders wishing to present a nomination for consideration by the Nominating and Corporate Governance Committee prior to the 2005 annual meeting must do so prior to January 31, 2005 in order to provide adequate time to duly consider the nominee.

Compensation of Directors

        Compensation of the Company's directors is reviewed and determined by the Compensation Committee on an annual basis, with consideration given to industry comparisons of directors' compensation. A portion of director compensation is linked to the Company's stock performance in the form of annual stock option grants. Employee directors do not receive compensation for their services as directors.

        In the first and second quarter of fiscal 2004, the Company compensated directors who are not employed by the Company $6,250 per quarter plus expenses. Committee chairpersons received $1,000 per quarter. Directors who served on more than two committees received an additional $500 per quarter.

        In the third and fourth quarters of fiscal 2004, the Company compensated directors $6,250 per quarter plus expenses. Committee members received $250 per quarter for each committee on which they served. Committee chairpersons received $1,000 per quarter.

        On July 30, 2003, the Company granted each director an option to purchase 18,000 shares of Common Stock at an exercise price of $25.70 per share under the 2002 Non-Employee Director Stock Option Plan.

        The Company's Bylaws provide that the Company will indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Pursuant to these Bylaw provisions, the Company has entered into indemnity contracts with its directors and certain of its officers.

2002 Non-Employee Director Stock Option Plan

        On April 11, 2002, the Board of Directors of the Company adopted the 2002 Non-Employee Director Stock Option Plan (the "2002 Director Plan").

        The 2002 Director Plan provides for the granting of options ("Director Options") to purchase Common Stock to each member of the Board of Directors who is not an employee of the Company (each, a "Non-Employee Director"). The amount, timing and other material terms of the Director Options are fixed under the 2002 Director Plan. Each Non-Employee Director who is serving on the Board of Directors as of the date immediately following each annual meeting of shareholders will receive a Director Option to purchase 18,000 shares of Common Stock. The aggregate number of shares of the Company's Common Stock authorized to be issued under the 2002 Director Plan is 315,000, subject to adjustment in the event of a change in capitalization of the Company. The exercise price of each Director Option will be equal to the fair market value of the underlying shares as of the grant date of such Director Option. The ordinary term of each Director Option is five years, but a Director Option may terminate sooner if the Non-Employee Director ceases to serve on the Board.

        The 2002 Director Plan provides that if there is any change in the outstanding shares of Common Stock by reason of any stock split, stock dividend, recapitalization, reorganization or combination of shares or other similar event, then appropriate adjustments shall be made to the number of and/or class of securities for which automatic grants of Director Options are to be subsequently made to each newly-elected or continuing non-employee director, as well to the purchase price per share relating thereto; provided, however, in no event shall an annual grant of a Director Option exceed 22,000 shares of Common Stock. The 2002 Director Plan is administered by the Board of Directors. Unless previously terminated by or with the approval of the Board of Directors, the 2002 Director Plan will terminate on April 10, 2012.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Securities Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange. Such officers, directors and ten percent shareholders are also required by the Commission's rules to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or representation from certain reporting persons that no Form 5's were required for such persons, the Company believes that during the fiscal year ended February 28, 2004 all Section 16(a) filing requirements applicable to its executive officers, directors and ten percent shareholders were complied with, except for Messrs. Barenbaum, Beeler, Fuld and Ezrilov and Ms. Jones who filed a late Form 4 on one occasion in connection with the grant of stock options, and Mr. Barenbaum who filed a late Form 4 on four occasions for stock trades.

PROPOSAL ONE
ELECTION OF CLASS 1 DIRECTORS

General

        The Company's Certificate of Incorporation provides that the Board of Directors be divided into three classes of directors of as nearly equal size as possible. The Company's Bylaws further provide that the total number of directors will be determined exclusively by the Board of Directors. Directors are elected for a term of three years and the terms are staggered. Anne L. Jones and Robert Ezrilov are the directors in the class whose term expires at the Meeting. The Board of Directors have nominated and recommended that Ms. Jones and Mr. Ezrilov be reelected as Class 1 directors, to hold office until the 2007 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Each of the proposed nominees for election as directors has agreed to serve if elected.

        There is no family relationship among the nominees or between any nominee and any of the Company's other directors.

Voting Information

        Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect Ms. Jones and Mr. Ezrilov. The affirmative vote of the majority of shares of Common Stock present and entitled to vote at the Meeting is necessary to elect each nominee. A shareholder submitting a Proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. IF A SUBMITTED PROXY IS PROPERLY SIGNED BUT UNMARKED IN RESPECT OF THE ELECTION OF DIRECTORS, IT IS INTENDED THAT THE PROXY AGENTS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE ELECTION OF ALL OF THE NOMINEES. All of the nominees have agreed to serve the Company as a director if elected. However, should any nominee become unwilling or unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend. The Company's Certificate of Incorporation prohibits cumulative voting and requires that each director be elected by a majority of the voting power of the shares represented and voted at the Meeting.

        The table below gives certain information concerning the nominees and other directors:

Name	Age	Nominee or Continuing Director in Term	Director Since
Anne L. Jones	58	Director; nominee with term expiring in 2007	2000
Robert Ezrilov	59	Director; nominee with term expiring in 2007	2001
Joseph E. Pennington	58	Director with term expiring in 2005	1999
Larry C. Barenbaum	57	Director with term expiring in 2005	1992
Donald D. Beeler	68	Director with term expiring in 2005	1992
William J. Prange	50	Director with term expiring in 2006	1998
James J. Fuld, Jr.	56	Director with term expiring in 2006	1986

Nominees and Directors

Class 1 Directors

        Anne L. Jones has served as a director of the Company since January 2000. From 1979 to the present, Ms. Jones has served as Chief Executive Officer of Jones Consulting Group, Inc., an organizational development consulting firm. In 2000, Ms Jones partnered to form BancPlan LLC, and developed an internet-based strategic assessment tool assisting community banks in the strategic planning process. Prior thereto, Ms Jones served in various sales and product development capacities with IBM from 1968 to 1979. Ms. Jones serves on the Board of Directors of Ebenezer Society, Minneapolis, Minnesota and the Advisory Board for Associated Bank, Red Wing, Minnesota.

        Robert Ezrilov has served as a director of the Company since August 2001. From May 2002 to the present, Mr. Ezrilov has served in various capacities, most recently as Chief Executive Officer, of Cogel Management Co., an investment management company. From April 2001 to May 2002, Mr. Ezrilov served as an independent consultant. From July 1997 to April 2001, Mr. Ezrilov served as President of Metacom, Inc., a company that sold prerecorded music on interactive displays. Mr. Ezrilov was self-employed as a business consultant from April 1995 to July 1997. Prior to April 1995, he was a partner with Arthur Andersen LLP, which he joined in 1966. Mr. Ezrilov also serves on the Board of Directors of C. H. Robinson Worldwide, Inc., a transportation service provider and Zomax, Inc., an international outsource provider of process management services.

Class 2 Directors

        Joseph E. Pennington has served as director, President and Chief Operating Officer of the Company since September 1999. From March 1998 through August 1999, Mr. Pennington was Executive Vice President and Chief Operating Officer. Mr. Pennington was a Vice President of the Company from February 1997 through February 1998. From April 1996 through January 1997, Mr. Pennington was self-employed, providing consulting services to retail companies including the Company. Mr. Pennington was President and Chief Executive Officer of American Specialty Corp., d/b/a the id, from June 1994 through March 1996. From January 1990 through May 1994, he was a Vice President of the id. From 1976 through 1989, Mr. Pennington held various positions with Foxmoor Stores, including Vice President from 1984 through 1989.

        Larry C. Barenbaum has served as a director of the Company since March 1992. Since November 1991, Mr. Barenbaum has engaged in investment activities and has provided consulting services to various companies in the specialty retail and services industries. From 1986 to November 1991, Mr. Barenbaum was Chairman and Chief Executive Officer of Lawrence Jewelry Company, a fashion, wholesale jewelry distribution company he founded in 1970.

        Donald D. Beeler has served as a director of the Company since March 1992. From 1986 to October 1999, Mr. Beeler was Chairman and Chief Executive Officer of Snyder's Drug Stores, Inc. ("Snyder's"), a Minneapolis-based retailer which operated a chain of 56 stores. In addition, Snyder's operated a wholesale program, by contract, which supplied over 800 independent retailers in the United States. In October 1999, Snyder's was sold to Katz Enterprises, Inc. and Mr. Beeler retired.

Class 3 Directors

        William J. Prange has served the Company as Chairman and Chief Executive Officer since September 1999. From March 1998 through August 1999, he was President and Chief Executive Officer. He has served as a director of the Company since September 1998. From July 1997 through February 1998, Mr. Prange was President and Chief Merchandising Officer and from April 1995 through June 1997, he was Senior Vice President and General Merchandising Manager of the Company. From April 1994 through March 1995, Mr. Prange served as Vice President and General Merchandising Manager of the Company. From 1989 to 1994, he was President and General Merchandise Manager of the id, a division of H.C. Prange Company. From 1987 to 1989, he was Vice President and General Merchandise Manager of the id. From 1985 to 1987, Mr. Prange was Vice President and General Merchandise Manager of Prange Department Stores.

        James J. Fuld, Jr. has served as a director of the Company since 1986. From November 1986 to December 1990, he served as Secretary of the Company. Since December 1979, Mr. Fuld has been the Chairman, President and sole shareholder of James J. Fuld, Jr. Corp., a private financial and management consulting firm which focuses on retail and consumer product companies.

Compensation Committee Interlocks and Insider Participation

        The current members of the Company's Compensation Committee are James J. Fuld, Jr., Larry C. Barenbaum and Anne E. Jones. Neither Mr. Fuld, Mr. Barenbaum nor Ms. Jones has at any time been an officer or employee of the Company.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

        Decisions and recommendations regarding the compensation of the Company's executives are made by a three member Compensation Committee (the "Committee") composed entirely of "independent" directors as defined in the corporate governance listing standards of the NYSE. The Committee has responsibility to review, establish and change compensation programs for the Company's officers to most accurately reflect the current needs of the Company and best measure and reward the performances of its executives. The following is a report of the Compensation Committee of the Company describing the compensation policies and rationale applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the year ended February 28, 2004.

To the Board of Directors:

Compensation Philosophy

        The Company's executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize shareholder value by achieving strategic Company goals. The Committee attempts to balance short and long-term considerations in appropriately rewarding individuals who are responsible for the Company's profitability, growth and enhancement of shareholder value. Compensation for executive officers consists of: (i) base salary, (ii) an annual cash incentive award, and (iii) a long-term incentive, through a stock option plan. The Committee strongly believes that management's compensation should be structured to emphasize the relationship between pay and performance by placing a meaningful portion of compensation at risk and subject to the achievement of financial goals and objectives. Additionally, such qualitative factors as leadership skills, planning initiatives, technical skills, and employee development have been deemed to be important factors to take into account in considering levels of compensation.

Components of Compensation

        Base Salary—Compensation levels for each of the Company's executive officers, including the Chief Executive Officer, are generally set within the range of salaries that the Committee believes are paid to executive officers with comparable qualifications, experience and responsibilities at similar companies. In setting compensation levels, the Committee takes into account such factors as (i) the Company's past financial performance and future expectations, (ii) individual performance and experience, (iii) competitive pressures to retain key employees and (iv) past salary levels. The Committee does not assign relative weights or rankings to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to the Company's long-term goals and strategies. Generally, salary decisions for the Company's executive officers are adjusted as specified in employment agreements or are made near the beginning of each fiscal year.

        Cash Incentive Awards—To encourage performance and to provide a direct link with executive compensation, the Company pays annual cash bonuses in accordance with the Company's bonus plans. Under the bonus plans, senior executive bonuses are primarily based on the Company's performance as measured against an increase in the Company's pre-tax, pre-bonus earnings. Annual pre-tax, pre-bonus earnings targets are set by the Committee based on the Company's pre-tax, pre-bonus earnings budget and prior year earnings.

        Long-Term Incentive Compensation—The Committee believes that granting stock options to executive officers and key employees provides an incentive for them to make decisions which are in the long-term best interest of the Company. In determining stock option grants, the Committee considers the executive's current option program; his or her contribution to the Company's performance and anticipated future contributions toward meeting the Company's long-term strategic goals; and competitive industry practice.

Chief Executive Officer's Fiscal 2004 Compensation

        A majority of the total potential compensation for William J. Prange, the Company's Chief Executive Officer, is in the form of an annual incentive bonus and stock option awards that varies in value according to the Company's financial performance. Mr. Prange's fiscal 2004 incentive bonus and stock option award compensation were earned under the same plans made available to other executive officers of the Company.

        Salary.    Mr. Prange's fiscal 2004 base salary was established by the terms of his employment agreement, which was entered into with the Company on March 1, 2000 and amended and restated on March 1, 2002 and provided for an annual base salary of $800,000 in fiscal 2004. Mr. Prange's fiscal 2004 annual base salary represented an increase of 14.3% over his fiscal 2003 base salary of $700,000.

        Bonus.    The annual incentive bonus portion of Mr. Prange's compensation is awarded under the 2001 Senior Executive Incentive Plan which is based on a formula which compares actual pre-tax, pre-bonus earnings to the Company's pre-tax, pre-bonus target earnings as determined on an annual basis by the Compensation Committee. For fiscal 2004, Mr. Prange did not receive a bonus.

        Stock Awards.    Mr. Prange was awarded a stock option grant on January 6, 2004 to purchase 375,000 shares of the Company's Common Stock. With respect to the stock option grant, the Committee, in determining the size of the award, took into account market data from companies similar to the Company, the number of options previously awarded to Mr. Prange and the timing of previous awards.

Compliance with Section 162(m) of the Internal Revenue Code of 1986

        The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended. Section 162(m) limits deductions for certain executive compensation in excess of $1,000,000 in any given year. Certain types of compensation are deductible only if performance criteria are specified in detail and payments are contingent on shareholder approval of the compensation arrangement. The Company believes that it is in the best interests of its shareholders to structure compensation arrangements to achieve deductibility under Section 162(m), except where the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives. The Committee will continue to monitor issues concerning the deductibility of executive compensation and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, the Committee is prepared, if it deems appropriate, to enter into compensation arrangements under which payments may not be deductible under Section 162(m). Thus, deductibility will not be the sole factor used by the Committee in ascertaining appropriate levels or modes of compensation.

                      Members of the Compensation Committee

                      James J. Fuld, Jr., Chairman
                      Larry C. Barenbaum
                      Anne L. Jones

Summary Compensation Table

        The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)(2)	Awards Options (#)(3)	All Other Compensation ($)(4)
William J. Prange Chairman and Chief Executive Officer	2004 2003 2002	800,000 700,000 450,000	— 935,679 1,258,177	— — —	375,000 — 375,000	61,341 58,488 20,930
Joseph E. Pennington President and Chief Operating Officer	2004 2003 2002	455,000 390,000 290,000	— 362,576 487,986	— — —	135,000 — 180,000	9,976 9,918 8,739
Ralph C. Neal Executive Vice President of Store Operations	2004 2003 2002	420,000 355,000 260,000	— 362,576 487,986	— — —	135,000 — 180,000	2,754 7,020 6,075
Andrew K. Moller Senior Vice President and Chief Financial Officer	2004 2003 2002	265,000 250,000 200,000	— 163,744 200,000	— — —	60,000 — 45,000	4,000 4,500 3,825
Kathryn R. Gangstee Senior Vice President and Division President— Christopher & Banks	2004 2003 2002	235,000 225,000 160,000	— 144,000 160,000	— — —	45,000 — 45,000	3,546 4,465 3,825

(1)
Reflects bonus earned during the fiscal year.

(2)
In accordance with Securities and Exchange Rules, amounts that do not exceed the lesser of $50,000 or 10% of total annual salary and bonus have been omitted.

(3)
On December 12, 2001 and August 27, 2003, the Company effected 3-for-2 stock splits. The option award amounts above reflect the effect of the stock splits.

(4)
"All Other Compensation" includes the following amounts contributed by the Company during the fiscal year under the Company's Retirement Savings Plan for each of the named officers: $4,000, $4,500, and $3,825 for Mr. Prange in 2004, 2003 and 2002, respectively, $4,000, $4,500, and $3,825 for Mr. Pennington for 2004, 2003 and 2002, respectively, $4,500 and $3,825 for Mr. Neal in 2003 and 2002, respectively, $4,000, $4,500 and $3,825 for Mr. Moller for 2004, 2003 and 2002, respectively, and $3,546, $4,465 and $3,825 for Ms. Gangstee in 2004, 2003 and 2002, respectively. Life insurance premiums were paid on behalf of each named executive officer in the amount of $57,341 for Mr. Prange, $5,976 for Mr. Pennington, and $2,754 for Mr. Neal in 2004, $53,988 for Mr. Prange, $5,418 for Mr. Pennington, and $2,520 for Mr. Neal in 2003, and $17,105 for Mr. Prange, $4,914 for Mr. Pennington and $2,250 for Mr. Neal in 2002.

Option Grants in Fiscal 2004

        The following table provides information on stock option grants in fiscal 2004 by the Company to the named executive officers:

		% of Total Options Granted to Employees in Fiscal Year(2)			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
			Exercise or Base Price ($/sh)
Name	Options Granted (#)(1)			Expiration Date
					5% ($)	10% ($)
William J. Prange	375,000	32.2%	$18.33	1/6/14	$4,322,864	$10,954,987
Joseph E. Pennington	135,000	11.6%	$18.33	1/6/14	$1,556,231	$3,943,795
Ralph C. Neal	135,000	11.6%	$18.33	1/6/14	$1,556,231	$3,943,795
Andrew K. Moller	60,000	5.2%	$18.33	1/6/14	$691,658	$1,752,798
Kathryn R. Gangstee	45,000	3.9%	$18.33	1/6/14	$518,744	$1,314,598

(1)
The options granted to Mr. Prange vest over 5 years. The options granted to the other executive officers vest over 3 years.

(2)
The Company granted 1,164,600 options to employees during fiscal 2004

        The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the value realized upon the exercise of options in fiscal 2004 and the year-end value of unexercised options.

Option Exercises and Value of Options at End of Fiscal 2004

	Shares Acquired on Exercise (#)(1)		Number of Unexercised Options at End of Fiscal 2004 (#)		Value of Unexercised In-the-Money Options at End of Fiscal 2004 ($)(3)
Name		Value Realized ($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William J. Prange	—	—	369,375	735,000	$3,348,206	$1,577,547
Joseph E. Pennington	300,224	$6,645,987	123,750	292,500	$366,262	$773,024
Ralph C. Neal	68,345	$678,383	185,877	292,500	$1,221,249	$773,024
Andrew K. Moller	37,970	$762,648	43,500	139,970	$146,505	$950,256
Kathryn R. Gangstee	—	—	70,500	87,000	$439,514	$297,509

(1)
Adjusted for 3-for-2 stock split occurring August 27, 2003.

(2)
Calculated based on the closing price of the Company's Common Stock on the exercise date less the exercise price.

(3)
Calculated based on the closing price of the Company's Common Stock on February 27, 2004 of $18.63.

Employment and Other Agreements

        On March 1, 2002, the Company amended and restated its employment agreements with Messrs. Prange, Pennington and Neal. These employment agreements extend the terms of employment for Mr. Prange to March 1, 2007 and for Messrs. Pennington and Neal to March 1, 2006. Under these employment agreements, the base salaries for Messrs. Prange, Pennington and Neal for fiscal 2005 are $900,000, $520,000 and $485,000, respectively.

        Mr. Moller is employed under a three-year employment agreement which commenced on March 1, 2004 and provides for a base salary of $290,000 for fiscal 2005. Mr. Moller was previously employed under a three-year employment agreement that expired March 1, 2004.

        The foregoing employment agreements provide that each executive is entitled to certain severance benefits in the event that their employment is terminated by the Company "without cause" or by such executive following a "change of control" (both as defined in the employment agreements). With respect to Messrs. Prange, Pennington, Neal and Moller, the executive would receive his salary for the longer of (i) the remaining term of the employment agreement or (ii) one year from notice of termination, less any cash compensation earned by the executive by other reemployment during the period. Each of the employment agreements contains a covenant not to compete with the Company for (i) the period during which they receive severance benefits in the event of their termination by the Company "without cause" or at their election upon a "change of control," and (ii) a period of one year in the event of their termination for any other reason. The employment agreements also provide for the immediate vesting of unvested stock options in the event of a change of control.

Bonus Plans

        Under the Company's Senior Executive Incentive Plan and Management Bonus Plan (the "Bonus Plans") certain key management employees of the Company, including all executive officers, are eligible to receive annual bonuses. Bonuses are based on a formula which compares actual pre-tax, pre-bonus earnings to the Company's targeted pre-tax, pre-bonus earnings as determined on an annual basis by the Compensation Committee. In the event that actual pre-tax, pre-bonus earnings are less than or equal to the hurdle rate set by the Compensation Committee at the end of each fiscal year, no bonuses are paid by the Company. In fiscal 2004, Mr. Prange, Mr. Pennington, Mr. Neal, Mr. Moller, and Ms. Gangstee did not earn a bonus.

Section 401(k) Plan

        The Company has established the Christopher & Banks Corporation Retirement Savings Plan, a voluntary tax deferred retirement plan qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "401(k) Plan"). Pursuant to the 401(k) Plan, eligible employees (employed at the Company for more than one year) may elect to contribute up to 25% of their compensation, subject to limitations under the Internal Revenue Code, to the 401(k) Plan. The Company makes matching quarterly contributions of 50% of the first 3% of the participant's pre-tax contributions and 25% of the next 3% of the participant's pre-tax contributions. Matching contributions vest at a rate of 25% per year. Neither employee nor Company contributions to the 401(k) Plan are taxable to the employee until such amounts are distributed to the employee, and Company contributions are tax deductible by the Company at the time of contribution. On January 1, 2004, the 401(k) Plan changed its plan year to the calendar year. The Company made a contribution for the ten-month period ended December 31, 2003 in the amount of $360,193, including $4,000 on behalf of Mr. Prange, Mr. Pennington, and Mr. Moller and $3,546 on behalf of Ms. Gangstee.

Equity Compensation Plan Information

        The following table provides information regarding the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's equity compensation plans as of May 21, 2004.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,846,278	$16.44	511,434
Equity compensation plans not approved by security holders	0	0	0

Total	3,846,278	$16.44	511,434

COMPARATIVE STOCK PERFORMANCE

        The graph below compares the cumulative total shareholder return on the Common Stock of the Company (C&B) since February 27, 1999 to the cumulative total shareholder return of (i) the S&P 500 Index and (ii) the S&P Apparel Retail Index. The comparisons assume $100 was invested on February 27, 1999 in the Company's Common Stock, in the S&P 500 Index and the S&P Apparel Retail Index and assumes reinvestment of dividends, if any. The information contained in this graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

PROPOSAL TWO
RATIFICATION AND APPROVAL OF THE
APPOINTMENT OF INDEPENDENT AUDITORS

General

        The Board of Directors selected the accounting firm of PricewaterhouseCoopers LLP to serve as its independent auditor for the fiscal year ending February 26, 2005. PricewaterhouseCoopers LLP has audited the Company' financial statements since 1991. A proposal to ratify the appointment for the current year will be presented at the Meeting. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Independent Auditors Fees and Other Matters

  Audit Fees

        PricewaterhouseCoopers LLP billed the Company an aggregate of $128,141 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year, the reviews of quarterly financial information and the Company's Quarterly Reports on Form 10-Q during fiscal 2004, and the reviews of the Company's Annual Report on Form 10-K.

  Audit-Related Fees

        PricewaterhouseCoopers LLP billed the Company an aggregate of $28,504 for professional services rendered in connection with employee benefit plan audits and consultations on accounting issues for the fiscal year ended February 28, 2004.

  Taxes

        The Company did not engage PricewaterhouseCoopers LLP to render professional services in connection with tax compliance or tax planning for the fiscal year ended February 28, 2004.

  All Other Fees

        PricewaterhouseCoopers billed the Company an aggregate of $13,225 in other fees for consultations related to financial accounting and reporting standards pursuant to the requirements of the Sarbanes-Oxley Act of 2002.

Board Recommendation and Shareholder Vote Required

        The Board of Directors recommends a vote FOR ratification of the selection of the independent auditor. Ratification of the selection requires the affirmative vote by a majority of the shares of Common Stock represented and voted at the Meeting. Shares held by persons who abstain from voting on the proposal and broker "non-votes" will not be voted for or against the proposal. Shares held by persons abstaining and broker "non-votes" will be counted in determining whether a quorum is present for purposes of voting on the proposal. If the appointment is not ratified by the shareholders, the Board of Directors is not obligated to appoint other auditors, but the Board of Directors will give consideration to such unfavorable vote.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors of the Company consists of three non-employee directors who are "independent" as defined in the corporate governance listing standards of the NYSE. The Audit Committee operates under a written charter, which was recently amended by the Board in May 2004. The amended Audit Committee charter is attached to this Proxy Statement as Appendix A and is posted on the Company's Web site at www.christopherandbanks.com—under "Our Business" select the "Investor Relations" link and then the "Corporate Governance" link. As more fully described in its charter, the Audit Committee appoints and retains the independent auditors and oversee the quality and integrity of the Company's financial statements, the independent auditors' qualifications and independence, and the performance of the Company's internal audit function, the independent auditors and financial reporting processes on behalf of the Board. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

        In this context, the Committee has met and held discussions with management and PricewaterhouseCoopers LLP, the Company's independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed the independence of PricewaterhouseCoopers with representatives of that firm. The Audit Committee also considered whether the provision of any nonaudit services was compatible with maintaining the independence of PricewaterhouseCoopers LLP as the Company's independent auditors.

        Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representations of management and the report of the independent accountants, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended February 28, 2004 filed with the Securities and Exchange Commission.

                      Members of the Audit Committee

                      Donald D. Beeler, Chairman
                      Larry C. Barenbaum
                      Robert Ezrilov

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        Any shareholder proposals intended to be presented at the Company's next annual meeting of shareholders must be received by the Company at its office located at 2400 Xenium Lane North, Plymouth, Minnesota 55441 on or before February 16, 2005 to be considered for inclusion in the Company's proxy statement relating to such meeting.

OTHER MATTERS

        A copy of the Company's Annual Report on Form 10-K for the year ended February 28, 2004, is included with this Proxy Statement.

        All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. In voting by proxy in regard to the election of the two Class 1 directors to serve until the 2007 Annual Meeting of Shareholders, shareholders may vote in favor of the nominees or withhold their votes as to the nominees or withhold their votes as to specific nominees. With respect to other items to be voted upon, shareholders may vote in favor of the item or against the item or may abstain from voting. Shareholders should specify their choices on the enclosed Proxy. Any Proxy in which no direction is specified will be voted in favor of each of the matters to be considered.

        The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

                      By Order of the Board of Directors,

                      William J. Prange
                       Chairman of the Board

June 9, 2004
Minneapolis, Minnesota

APPENDIX A

CHRISTOPHER & BANKS CORPORATION

AUDIT COMMITTEE CHARTER

(Revised and Adopted by Resolution of the Board of Directors on May 17, 2004)

I.     ORGANIZATION

1.
Membership.    The Audit Committee of the Board of Directors of Christopher & Banks Corporation (this "Corporation") will at all times consist of at least three directors appointed by the Board of Directors of this Corporation, each member to serve until his or her successor is duly elected, or until his or her earlier death, resignation or removal by the Board of Directors.

2.     Qualifications.

  (A)
  Financial Literacy.    All members of the Audit Committee must be financially literate and will have sufficient knowledge of financial matters to enable them to carry out the responsibilities of the Audit Committee. At least one member of the Audit Committee will be a "financial expert," as defined by the Securities and Exchange Commission ("SEC") in Item 401(e) of Regulation S-K.

  (B)
  Independence.    Except as provided in the next sentence, all members of the Audit Committee must be "independent" as determined under the listing standards of the New York Stock Exchange (the "Listing Standards") and free of any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment of the member in carrying out the responsibilities of a director of this Corporation.

  (C)
  Miscellaneous.    All members and prospective members must respond to such reasonable inquiries as the Board of Directors deems appropriate to ascertain the qualifications of a member or a prospective member of the Audit Committee.

3.     Meetings.

  (A)
  Frequency.    The Audit Committee shall meet at least four times during each fiscal year of this Corporation, or as frequently as the Committee deems, in its reasonable judgment, to be appropriate during any fiscal year.

  (B)
  Agenda and Notice.    The Chairman of the Audit Committee shall establish the meeting dates and the meeting agenda and send proper notice of each Audit Committee meeting to each member prior to each meeting. The Chairman of the Audit Committee or a majority of the members of the Audit Committee may call a special meeting of the Audit Committee upon 48 hours' prior notice.

  (C)
  Chair.    The Board of Directors shall designate a Chair of the Audit Committee to serve a term of no less than 12 months.

  (D)
  Quorum.    A majority of the members of the Audit Committee shall constitute a quorum.

II.    STATEMENT OF POLICY

        The Audit Committee shall assist the Board of Directors in fulfilling the oversight responsibilities of the Board of Directors relating to corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of this Corporation. The Audit Committee's purpose is to oversee the internal and external accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation.

        While the Audit Committee has the duties and responsibilities set forth in this Charter, the role of the Committee is oversight. The Audit Committee is not responsible for planning or conducting the Corporation's financial statements audit and related attestation of the Corporation's internal controls or determining whether the Corporation's financial statements are complete and accurate or in accordance with applicable accounting rules and securities laws. Such activities are the responsibility of management and the Corporation's independent auditors. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside of the Corporation from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board), and (c) representations made by management as to any audit and non-audit services provided by the independent auditors to the Corporation.

III.  RESPONSIBILITIES

Independent Auditors

1.
Selection and Disengagement of Independent Auditors.    The Audit Committee has the sole authority and direct responsibility for the appointment, compensation, retention and oversight of the Corporation's independent auditors (including the resolution of disagreements between management and the independent auditor regarding financial reporting) and the independent auditors shall report directly to the Audit Committee. If the Audit Committee so determines in its sole discretion, or if required by this Corporation's Articles or Bylaws, the selection of independent auditors shall be submitted for ratification by this Corporation's shareholders.

2.
Independence of Independent Auditors.    The Audit Committee is expected to confirm the independence of the independent auditors selected, including a prior review and approval of any management, consulting or other services and fees provided by, or paid to, the independent auditors. The Audit Committee must confirm receipt from the independent auditors a formal written statement delineating all relationships between this Corporation and the independent auditors, consistent with Independence Standards Board Standard 1. The Audit Committee must actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the auditors.

3.
Accountability of Auditors.    The independent auditors shall be accountable to the Audit Committee and to the full Board of Directors as representatives of the Corporation's shareholders.

4.
Approval of Services by Independent Auditor.    The Audit Committee must review and, in its sole discretion, pre-approve the independent auditors' annual engagement letter and all audit, audit-related, tax and other permissible services proposed to be provided by the independent auditor in accordance with the Listing Standards and SEC rules. Pre-approval of permissible non-audit services may be pursuant to policies and procedures established by the Audit Committee for the pre-approval for such services, provided that any such pre-approved non-audit services are reported to the full Committee at its next scheduled meeting. Prior to the establishment of such policies and procedures, approval of all services to be provided by the independent auditor shall be made by the Audit Committee.

Financial Reporting Process

5.
Open Communications.    The Audit Committee is expected to provide and facilitate an open avenue of communications between the independent auditors, the Board of Directors, senior management and the Corporation's finance department. The Audit Committee shall also provide and facilitate sufficient opportunity for the internal and independent auditors to meet with members of the Audit Committee without members of the management present.

6.
Annual Audit Review.    The Audit Committee is expected to review with management and the independent auditors the Corporation's financial statements (including footnotes) for each fiscal year, together with the independent auditor's audit and audit report thereon. In performing such review, the Audit Committee shall review the scope of the audit, the audit procedures utilized, any difficulties or disputes encountered during the audit, any changes in accounting practices or principles, and any other matters related to the conduct of the audit brought to the Audit Committee's attention by management or the independent auditors, or which are raised by members of the Audit Committee. In connection with the annual reviews, the Audit Committee shall inquire about and review with management and the independent auditors any significant risks or exposures faced by the Corporation and discuss with management the steps taken to minimize such risk or exposure. Such risks and exposures include, but are not limited to, threatened and pending litigation, claims against the Corporation, tax matters, regulatory compliance and correspondence from regulatory authorities, environmental exposure, and rules and regulations governing internal controls and financial reporting.

7.
Quarterly Reviews.    The Audit Committee is expected to review with management and the independent auditors the Corporation's financial statements for each quarter prior to their filing with the SEC, together with the independent auditors review thereon and any required communications to the Committee pursuant to professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards. The Audit Committee is also expected to review the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" including in the quarterly reports filed with the SEC prior to such filings. In connection with the quarterly reviews, the Audit Committee shall inquire about and review with management and the independent auditors any significant risks or exposures faced by the Corporation and discuss with management the steps taken to minimize such risk or exposure.

8.
Review of Internal Controls.    The Audit Committee is expected to consider and review with management and the independent auditors the adequacy of this Corporation's internal controls, including information systems control and security and bookkeeping controls. The Audit Committee shall also review in this regard any findings and recommendations of the independent auditors, including their management letters.

9.
Review of Compliance with Foreign Corrupt Practices Act of 1977.    The Audit Committee is expected to consider and review with management and the independent auditors the adequacy of the Corporation's compliance with the Foreign Corrupt Practices Act of 1977.

10.
Review Audit Scope.    The Audit Committee is expected to consider and review with management and the independent auditors the scope of the audit for the current fiscal year and the plan of the independent auditors in conducting the audit.

11.
Legal Compliance; Investigations.    In connection with the annual review, the Audit Committee is expected to inquire about and review with management any legal and regulatory matters that may have a material impact on the Corporation's financial statements or financial reporting practices. The Audit Committee shall have the authority to initiate and conduct investigations to matters within the scope of the Audit Committee's responsibilities.

Disclosures

12.
Audit Committee Report.    The Audit Committee shall prepare an Audit Committee Report for inclusion in this Corporation's Proxy Statement for each annual meeting of shareholders pursuant to the rules governing such Reports.

Conflicts of Interest and Complaints

13.
Conflicts of Interest.    The Audit Committee shall establish procedures for the approval of all related-party transactions involving executive officers, key employees and directors such that all such transactions are approved by the Audit Committee or another independent body of the Board.

14.
Submission of Complaints.    The Audit Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by the Corporation's employees of concerns regarding questionable accounting or auditing matters.

Legal Counsel and Advisers to the Audit Committee

15.
Legal Counsel and Other Experts.    The Audit Committee may consult with the Corporation's legal counsel at such times as the Audit Committee deems appropriate. The Audit Committee shall have the authority to engage independent counsel or accountants or other experts to assist it in the performance of its duties or the conduct of any investigation the Audit Committee has undertaken.

Other Responsibilities

16.
Reports to the Board of Directors.    The Audit Committee is expected to report regularly to the Board of Directors of the Corporation regarding the meetings of the Audit Committee with such recommendations to the Board of Directors as the Audit Committee deems appropriate. The Audit Committee shall keep minutes of its meetings and submit such minutes to the Board of Directors.

17.
Other Responsibilities.    The Audit Committee is expected to perform such other duties as may be required by law or requested by the Board of Directors or deemed appropriate by the Audit Committee.

18.
Annual Review of this Charter.    The Audit Committee is expected to, at least annually, review and reassess the adequacy of this Audit Committee Charter.

        This Audit Committee Charter was revised and adopted by the Board of Directors of Christopher & Banks Corporation on May 17, 2004.

1.	ELECTION OF DIRECTORS:	Class 1 Nominees 01 Anne L. Jones 02 Robert Ezrilov	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right.)

V    Please fold here    V

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP as the Company's independent auditors for the Company's current fiscal year.	☐ For	☐ Against	☐ Abstain
3.	In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.
Address Change? Mark Box Indicate changes below:	☐	Receipt of Notice of Annual Meeting of Shareholders, Annual Report on Form 10-K for the year ended February 28, 2004 and Proxy Statement dated June 9, 2004 is hereby acknowledged by the undersigned.
		Dated:	, 2004

Signature(s) on Box

PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appear herein and return promptly in the accompanying envelope. If the shares are held by joint tenants or as community property, both shareholders should sign.

CHRISTOPHER & BANKS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

JULY 28, 2004

CHRISTOPHER & BANKS CORPORATION	proxy

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints William J. Prange and Andrew K. Moller, and each of them, with full power of substitution as proxies and agents (the "Proxy Agents") in the name of the undersigned, to attend the Annual Meeting of Shareholders of Christopher & Banks Corporation (the "Company") to be held at 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota on Wednesday, July 28, 2004 at 3:00 p.m. Central Time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows.

See reverse for voting instructions.

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INFORMATION CONCERNING SOLICITATION AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
CORPORATE GOVERNANCE AND BOARD MATTERS
PROPOSAL ONE ELECTION OF CLASS 1 DIRECTORS
EXECUTIVE COMPENSATION
COMPARATIVE STOCK PERFORMANCE
PROPOSAL TWO RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
OTHER MATTERS
APPENDIX A CHRISTOPHER & BANKS CORPORATION AUDIT COMMITTEE CHARTER (Revised and Adopted by Resolution of the Board of Directors on May 17, 2004)